Exhibit 99.2
FINAL TRANSCRIPT
VION — Q3 2008 Vion Pharmaceuticals Earnings Conference Call
Event Date/Time: Nov. 06. 2008 / 8:30AM ET

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FINAL TRANSCRIPT
Nov. 06. 2008 / 8:30AM, VION — Q3 2008 Vion Pharmaceuticals Earnings Conference Call
CORPORATE PARTICIPANTS
Howard Johnson
Vion Pharmaceuticals — President, CFO
Alan Kessman
Vion Pharmaceuticals — CEO
Jim Tanguay
Vion Pharmaceuticals — VP, Chemistry and Manufacturing Control
Bill Hahne
Vion Pharmaceuticals — VP, Medical Affairs
CONFERENCE CALL PARTICIPANTS
Leah Hartman
CRT Capital — Analyst
PRESENTATION
Operator
Good day ladies and gentlemen and welcome to the third quarter 2008 Vion Pharmaceuticals earnings conference call. My name is Malilia and I’ll be your coordinator for today. At this time all participants are in a listen-only mode. We will be facilitating a question and answer session towards the end of today’s conference. (OPERATOR INSTRUCTIONS)
As a reminder, this call is being recorded for replay purposes. I would now like to turn the presentation over to your host for today’s conference, Mr. Howard Johnson, chief financial officer, who will read the Safe Harbor. Please proceed sir.

Howard Johnson — Vion Pharmaceuticals — President, CFO
Thank you operator. This conference call will contain forward-looking statements. Such statements are subject to risks which may cause Vion’s plans to differ or results to vary from those expected, including Vion’s potential inability to file a new drug application or obtain regulatory approval for its products, particularly, Laromustine, (Cloretazine or VNP40101M), delays in the regulatory approval process or delays or unfavorable results of drug trials, the possibility that the favorable results of earlier preclinical studies or clinical trials are not predictive of safety and efficacy results in later clinical trials, the need for additional research and testing, the inability to manufacture product, the potential inability to secure external sources of funding to continue operations, the inability to access capital and funding on favorable terms, continued operating losses and the inability to continue operations as a result, and a variety of other risks set forth from time to time in Vion’s filings with the Securities and Exchange Commission, including but not limited to the risks attended to the forward-looking statements included under Item 1A, Risk Factors, in Vion’s annual report on form 10K for the year ended December 31, 2007, and Vion’s form 10Q for the quarter ended June 30, 2008.
In particular, there can be no assurance as to the result of any of the Company’s clinical trials, that any of these trials will continue to full accrual or that any of these trials will not be discontinued, modified, delayed or ceased altogether.
Except in special circumstances in which a duty to update arises under law, when prior disclosure becomes materially misleading in light of subsequent events, Vion does not intend to update any of these forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.
And now I will turn our conference call over to Alan Kessman, chief executive officer of Vion Pharmaceuticals.

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FINAL TRANSCRIPT
Nov. 06. 2008 / 8:30AM, VION — Q3 2008 Vion Pharmaceuticals Earnings Conference Call

Alan Kessman — Vion Pharmaceuticals — CEO
Thank you Howard and good morning everyone. We thank you for joining us on this conference call. With me today is Howard Johnson, our president and CFO, Jim Tanguay, our vice president, Chemistry and Manufacturing Control and Bill Hahne, our vice presidenrt, Medical. Ann Cahill, our vice president of Clinical Affairs is traveling overseas and could not join us today.
Before Howard takes you through the quarterly results, I wanted to update everyone on the Company’s activities during the quarter.
We ended the quarter with $42.8 million in cash. Based upon our continued effort to manage our expenses and our cash, we continue to believe that we have sufficient cash to operate our Company through the fourth quarter of 2009, based on our current operating plan.
Our cash position is sufficient at this time to execute on our plan to file a new drug application or NDA with the US Food and Drug Administration for Laromustine, our lead compound, in early 2009. This filing is expected to be based on two Phase 2 trials conducted in multiple sites in the US and Europe of Laromustine in previously untreated patients over the age of 60 with acute myelogenous leukemia or AML.
Laromustine is our new generic name for the compound formerly known as Cloretazine or VNP40101M. We are also planning to unveil a new trade name for the drug, replacing Cloretazine, at the American Society of Hematology meeting in December.
We continue to make progress on the completion of all three sections of the NDA-the chemistry, manufacturing and control section, the preclinical and toxicology section and the clinical section.
In addition to our regulatory approval efforts, in the quarter we announced that we had entered into agreements to conduct two new clinical trials of Laromustine in AML with prestigious European cooperative groups. A Phase 3 trial will be conducted with HOVON, a Dutch group combining Laromustine with standard induction chemotherapy in previously untreated AML and MDS patients. A Phase I/II trial will be conducted with GOELAMS, a French group, combining Laromustine with induction chemotherapy in AML patients with a poor prognosis.
Both of these trials are expected to accrue their first patients before the end of the year. We consider these trials in conjunction with the other Laromustine trials currently underway as essential to the process of broadening the potential use of Laromustine if and when it is approved.
We also continue to accrue patients to four ongoing Laromustine trials and are planning additional trials. The four trials underway are one, the substudy of our pivotal trial which is collecting electrocardiogram interval information in elderly patients as required by FDA guidelines, and three other investigator sponsored trials—the first where Laromustine is being combined with Temozolomide in brain tumors, the second, where we are combining Laromustine with stem cell transplantation in advanced hematologic malignancies, and the third, a trial of Laromustine in combination with Cytarabine or ara-C in previously untreated elderly patients with AML.
This last trial will focus on a broader group of elderly patients than our pivotal trial, which was focused on poor risk de novo AML.
Oncologists both here and in Europe continue to show a high level of interest in studying Laromustine in several hematological settings. We are encouraged by the degree of interest shown in the further development of Laromustine and will continue to work with institutions and investigators to explore the broad therapeutic potential of this drug.

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FINAL TRANSCRIPT
Nov. 06. 2008 / 8:30AM, VION — Q3 2008 Vion Pharmaceuticals Earnings Conference Call
This quarter we plan a significant presence at the American Society of Hematology annual meeting in San Francisco. We invite anyone attending the meeting to come to a symposium on the treatment of elderly patients with AML and MDS on December 5 from 12:30 to 4:30. Vion is co-sponsoring this symposium with MGI Pharma and the Geriatric Oncology Consortium, a nonprofit group. As you’re probably aware, Eisai, a major Japanese pharmaceutical company, has recently acquired MGI Pharma.
We will also have our booth at the exhibition and there will be poster presentations on both Laromustine and our second oncology compound, Triapine.
And now I’ll ask Howard to present the financial results to you.

Howard Johnson — Vion Pharmaceuticals — President, CFO
Thank you, Alan and good morning. In the third quarter of 2008 we reported a net loss of $6.844 million or $0.92 per share based on 7.449 million weighted average shares outstanding. This compares to a net loss of $9.037 million in the third quarter of 2007 or $1.33 per share based on 6.774 million weighted average shares outstanding.
We remind everyone that we implemented a 1 for 10 reverse stock split in the first quarter of 2008 and all of our reported share numbers and per-share numbers reflect this split.
In the quarter we reduced our operating expenses by $3.003 million compared to last year, from $8.555 million last year to $5.552 million this year. We are carefully monitoring our spending as we focus on the main value driver for the company, which is filing the NDA.
The expense reduction includes a decrease in clinical trials expense of $1.43 million as well as a decrease of $1.166 million in Other R&D expense. Our clinical trials expense declined due to lower drug production costs for Laromustine and the fact that our Phase 3 clinical trial was closed to patient accrual in May 2007. Other Research and Development expense declined as we completed preclinical tests performed by external vendors, namely preclinical and toxicology testing necessary for our NDA filing, and lower stock-based compensation expense as well.
Marketing, General and Administrative expense was also reduced by $407,000 due primarily to lower stock-based compensation expense and lower professional fees.
Total non-cash stock-based compensation expense was $326,000 in the quarter compared to $1.2 million last year.
Interest expense for our convertible senior notes was $1.521 million in the third quarter of 2008 as compared to $1.423 million for the same 2007 quarter.
Interest income declined by $714,000 from $938,000 in 2007 to $224,000 in 2008 based on lower interest rates and lower invested balances.
Moving on to the nine month period in 2008, we reported a net loss of $22.942 million or $3.12 per share based on 7.355 million weighted average shares outstanding. This compared to a net loss of $25.834 million in the same period last year or $3.87 per share based on 6.683 million weighted average shares outstanding.
In the nine month period we reduced our operating expenses by $5.671 million compared to last year from $25.050 million last year to $19.414 million this year. The expense reduction includes lower clinical trials expense as well as lower Other Research and Development expense.

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FINAL TRANSCRIPT
Nov. 06. 2008 / 8:30AM, VION — Q3 2008 Vion Pharmaceuticals Earnings Conference Call
Our clinical trials expense declined due to the fact that our Phase 3 clinical trial was closed to patient accrual in May 2007 and lower drug production costs for Laromustine. Other Research and Development expense declined as well as we completed preclinical tests by external vendors, namely preclinical and toxicology testing necessary for our NDA filing, and we recognized lower stock-based compensation expense.
MG&A, Marketing, General and Administrative expenses were also reduced by $732,000 due to a lower stock-based compensation expense and lower professional fees, offset by higher compensation expense associated with an employee retention plan adopted in July of this year.
Total non-cash stock-based compensation expense was $1.2 million in the nine month period compared to $3.4 million last year.
Interest expense for our convertible senior notes was $4.539 million in the period, that’s the nine month period, which was $887,000 higher than the same 2007 period. $2.235 million of this amount was a non-cash expense as we paid interest in Vion common stock.
Interest income declined by $1.612 million based on lower interest rates and lower invested balances.
We ended the quarter, as Alan said, with $42.8 million in cash. Based on our current operating plan, we remind you that this cash position should fund our operations through the fourth quarter of 2009.
As usual, we remind everyone that a forecast such as this has many different assumptions and variables and therefore is subject to change.
Thank you for listening today. We’d be pleased to take your questions.

QUESTIONS AND ANSWERS
Operator
(OPERATOR INSTRUCTIONS) Your first question comes from the line of Leah Hartman with CRT Capital.

Leah Hartman — CRT Capital — Analyst
Good morning everyone. Alan, would you spend a little more time for me with respect to the three investigator trials that are using Laromustine. Are they still in the accrual stage? I believe they are. And with respect to the third one, which is in combination with ara-C, I may have missed some of the details and if you wouldn’t mind repeating that, I’d appreciate it.

Alan Kessman — Vion Pharmaceuticals — CEO
The answer to your first part is yes, they are all in the accrual stage and I’m not clear which one you’re specifically talking about.

Leah Hartman — CRT Capital — Analyst
Sorry, the elderly one with the ara-C. Are they naive patients, treatment naive patients?

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FINAL TRANSCRIPT
Nov. 06. 2008 / 8:30AM, VION — Q3 2008 Vion Pharmaceuticals Earnings Conference Call
Alan Kessman — Vion Pharmaceuticals — CEO
I’ll ask Bill Hahne, our VP of Medical Affairs to answer your questions—

Leah Hartman — CRT Capital — Analyst
All right.

Alan Kessman — Vion Pharmaceuticals — CEO
—in Ann Cahill?s absence.

Leah Hartman — CRT Capital — Analyst
Okay. Thanks.

Bill Hahne — Vion Pharmaceuticals — VP, Medical Affairs
That trial is being conducted in conjunction with Dr. Ritchie at Cornell. We have announced that as an IIT. It is in elderly AML patients who have not—elderly AML patients and it’s a much broader population, meaning basically everybody is eligible. It’s a Phase 1 study.

Leah Hartman — CRT Capital — Analyst
Okay. And they’ve been—as of yet they have been untreated, correct?

Bill Hahne — Vion Pharmaceuticals — VP, Medical Affairs
Yes.

Leah Hartman — CRT Capital — Analyst
Treatment naive.

Bill Hahne — Vion Pharmaceuticals — VP, Medical Affairs
Yes.

Leah Hartman — CRT Capital — Analyst
Okay. All right. And Alan, you’ll have your full team out at ASH?

Alan Kessman — Vion Pharmaceuticals — CEO
Well—

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FINAL TRANSCRIPT
Nov. 06. 2008 / 8:30AM, VION — Q3 2008 Vion Pharmaceuticals Earnings Conference Call
Leah Hartman — CRT Capital — Analyst
You’ll have Ann with you. You’ll—

Alan Kessman — Vion Pharmaceuticals — CEO
We will have a lot of people out at ASH but watching our cash and expenses, we’re not sending an enormous number of people to ASH.

Leah Hartman — CRT Capital — Analyst
I didn’t mean it that way, but this is a very big event with the symposium. We’re expecting to see the median survival data for the last Phase 2 trials.

Alan Kessman — Vion Pharmaceuticals — CEO
I think, no, you will see additional data but you won’t see the final data. We’ve always taken a position that we’re not going to release any of the final data prior to the FDA filing. We do not want to—

Leah Hartman — CRT Capital — Analyst
Okay.

Alan Kessman — Vion Pharmaceuticals — CEO
—front run the FDA.

Leah Hartman — CRT Capital — Analyst
Okay. I had a misunderstanding there. Thank you for that clarification. And that’s it for me.

Alan Kessman — Vion Pharmaceuticals — CEO
Okay, thanks Leah.

Leah Hartman — CRT Capital — Analyst
Sorry.

Operator
(OPERATOR INSTRUCTIONS) And I’m showing you have no further questions at this moment, sir.

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FINAL TRANSCRIPT
Nov. 06. 2008 / 8:30AM, VION — Q3 2008 Vion Pharmaceuticals Earnings Conference Call
Alan Kessman — Vion Pharmaceuticals — CEO
Okay. Well thank you all very much for listening to our conference call and we will continue to keep you updated as we make progress on our filing for NDA approval. Thank you and have a good day. Bye.

Operator
Thank you for your participation in today’s conference. This concludes your presentation. You may now disconnect. Good day.

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